Filed Pursuant to Rule 497(c)

Securities Act File No. 333-196273

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND (GLDX)

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Supplement dated August 31, 2023 to the Prospectus of

USCF Gold Strategy Plus Income Fund, dated October 30, 2022

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Geetesh Bhardwaj no longer serves as a portfolio manager for USCF Gold Strategy Plus Income Fund (the “Fund”). Any references to Mr. Bhardwaj should be disregarded.

The following replaces in its entirety the disclosure for Geetesh Bhardwaj in the subsection of the Prospectus titled “FUND SUMMARY—USCF GOLD STRATEGY PLUS INCOME FUND FUND—Portfolio Managers” found on page 8 of the Prospectus.

Rajkumar Janardanan, a Managing Director and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since August 2023.

The following replaces in its entirety the disclosure for Geetesh Bhardwaj in the section of the Prospectus titled “PORTFOLIO MANAGEMENT” found on page 23 of the Prospectus.

Rajkumar Janardanan is a Managing Director since 2018, portfolio manager since 2022 and member of the research team since 2009 at SummerHaven Investment Management in Stamford, CT. He has been involved in designing SummerHaven’s commodity index business since 2009. He has also published articles in “Journal of Commodity Markets”, ”Journal of Futures Markets” and “Journal of Indexes”. Mr. Janardanan has a Bachelor’s degree from the Indian Institute of Technology, Madras and an MBA from Yale School of Management.

Please retain this supplement for future reference.